Exhibit 3.75

CERTIFICATE OF FORMATION

OF

FIXED WIRELESS HOLDINGS, LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Fixed Wireless Holdings, LLC.

SECOND: The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

Executed on March 13, 2003.

/s/ Julie Weston
Julie Weston, Authorized Person

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is entered into by and among FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company (“FWH”), and UNISON WIRELESS, INC. (“Unison”), a Delaware corporation and wholly owned subsidiary of Fixed Wireless, CLEARWIRE TECHNOLOGIES, INC. (“CTI”), a Delaware corporation and wholly owned subsidiary of Fixed Wireless, CLEARWIRE SPECTRUM CORPORATION (“CSC”), a Delaware corporation and wholly owned subsidiary of Fixed Wireless, and CLEARWIRE COMMUNICATIONS, INC. (“CCI”), a Delaware corporation and wholly owned subsidiary of FWH, and collectively with Unison, CTI, CSC and CCI, the “Delaware Subsidiaries”. This Plan shall be effective as of November 30th, 2007.

RECITALS

A.           The Delaware Subsidiaries are corporations duly organized and existing under the laws of the State of Delaware. FWH is a limited liability company duly organized and existing under the laws of the State of Delaware.

B.          The board of directors of each of the Delaware Subsidiaries has determined that it is advisable and to the advantage of their respective shareholders that the Delaware Subsidiaries merge with and into FWH upon the terms and conditions of this Plan, and the board of directors and shareholders of each of the Delaware Subsidiaries and the managing member of FWH have approved this Plan.

C.           Unison has a total of One Hundred(100) shares of common stock issued and outstanding. CTI has a total of One (1) share of common stock issued and outstanding. CSC has a total of One (1) share of common stock issued and outstanding. CCI has a total of One Hundred (100) shares of common stock issued and outstanding.

AGREEMENT

NOW, THEREFORE, the Delaware Subsidiaries and FWH hereby adopt the Plan and agree that each of the Delaware Subsidiaries shall merge with and into FWH on the following terms and conditions:

1.            Merger. The merger shall become effective (the “Effective Time”) when the Articles of Merger have been duly filed with the Secretary of State for the State of Delaware. At the Effective Time, each of the Delaware Subsidiaries shall be merged into FWH, which shall be the surviving entity.

2.           Effect of Merger. At the Effective Time, by virtue of the merger and without any action on the part of any party, the separate existence of each of the Delaware Subsidiaries shall cease, and FWH shall become the owner of all the rights, privileges and property of the Delaware Subsidiaries and shall be subject to all its debts, liabilities and obligations.

3.            Conversion and Cancellation of Shares. At the Effective Time, by virtue of the merger and without any action on the part of the member of FWH, all shares of capital stock of each of the Delaware Subsidiaries shall be cancelled, and no consideration shall be delivered in exchange therefor.

4.            Survival. The Limited Liability Company Agreement of FWH, the surviving entity, shall continue in full force and effect without amendment.

5.           Abandoning Merger. The directors of the Delaware Subsidiaries and the managing member of FWH may, in their discretion, abandon this merger, subject to the rights of third parties, without further action or approval by the shareholder of the Delaware Subsidiaries or FWH, as applicable, at any time before the merger has been completed.

IN WITNESS WHEREOF this Plan is hereby executed on behalf of the Delaware Subsidiaries and FWH by their respective duly authorized officers.

DATED effective November 30th, 2007.

UNISON WIRELESS, INC., a Delaware corporation

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CLEARWIRE TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CLEARWIRE SPECTRUM CORP., a Delaware corporation

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CLEARWIRE COMMUNICATIONS, INC., a Delaware corporation

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
335 Merchant Street
Mailing Address: P.O. Box 40, Honolulu, Hawaii 888100
Phone No. (808) 386-2727

ARTICLES OF MERGER
(Section 414-315, 414D-203, 425-204, 425E-1107, 428-905, Hawaii Revised Statutes))

The undersigned, certify as follows:

1.           The name and state of formation of the entities proposing to merge (including the survivor) are:
(1)          Craig Wireless Honolulu, Inc., a Profit Corp. formed under the laws of the state of Hawaii.
(2)          Fixed Wireless Holding, LLC, a LLC formed under the laws of Delaware.

2.           The name, state of formation and address of the surviving entity is:

Fixed Wireless Holdings, LLC, 4400 Carillon Point, Kirkland, WA 98033

3.           The Plan of Merger has been approved in accordance with the applicable of laws of each entity that is a party to this merger.

4.           The organizing articles of the surviving entity shall not be amended pursuant to this merger.

5.           All entities parties to this merger agree:
a.
That the surviving entity may be served with process in this State in any action of proceeding for the enforcement of any liability or obligation of any entity previously subject to suit in this State which is to merge, an irrevocably appoints the following as it agent to accept service of process in any such proceeding.

CSC Services of Hawaii	Hawaii
(Name of Agent)	(State)

1001 Bishop Street, Suite 1600, Pauahl Tower, Honolulu, HI 96813
(Street Address in Hawaii of Agent)

b.	For the enforcement of the right of any dissenting member, shareholder, or partner to receive payment for their interest against the surviving entity.

6.            The merger is effective on the date and time of filing the Articles of Merger or at a later date and time, no more than 30 days after the filing, if so stated. Check one of the following statements:

Merger is effective on the date and time of filing the Article of Merger.

We certify under the penalties of Section 414-20, 414D-12, 4-13, 425-172 425E-208, and 425-1302, Hawaii Revised Statutes, as applicable that we have read the above statement and that the same are true and correct,

November 30, 2007

FIXED WIRELESS HOLDINGS, LLC

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CRAIG WIRELESS HONOLULU, INC.

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

Department of Commerce and Consumer Affairs

CERTIFICATE OF MERGER

I, LAWRENCE M. REIFURTH, Director of Commerce and Consumer Affairs of the State of Hawaii, do hereby certify that CRAIG WIRELESS HONOLULU INC., a Hawaii corporation has been merged with and into FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company; that the name of the surviving corporation is FIXED WIRELESS HOLDINGS, LLC; that the Articles of Merger in conformity with Chapter 428, Hawaii Revised Statutes, was filed in the Department of Commerce and Consumer Affairs on December 7, 2007, and that the merger became effective on December 7, 2007, at 3:50 p.m., Hawaiian Standard Time.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Commerce and Consumer Affairs, at Honolulu, State of Hawaii, this 14th day of December, 2007

/s/ Lawrence M. Reifurth
Director of Commerce and Consumer Affairs

CERTIFICATE OF MERGER
OF
CRAIG WIRELESS HONOLULU, INC.
(a Hawaii corporation} INTO
FIXED WIRELESS HOLDING$, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name	Jurisdiction
Craig Wireless Honolulu, Inc.	Hawaii
Fixed Wireless Holdings, LLC	Delaware

SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Craig Wireless Honolulu, Inc. and Fixed Wireless Holdings, LLC in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act and Section 414-311 of the Hawaii Business Corporation Act.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of the 30th day of November, 2007, and is being filed in accordance with Section 18- 209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CERTIFICATE OF MERGER OF
JONSSON COMMUNICATIONS CORPORATION
(a California corporation) INTO
FIXED WIRELESS HOLDINGS, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name	Jurisdiction
Jonsson Communications Corporation	California
Fixed Wireless Holdings, LLC	Delaware

SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Jonsson Communications Corporation and Fixed Wireless Holdings, LLC in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act and Section 1101 of the California General Corporate Law.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings, LLC.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of the 30th day of November, 2007 and is being filed in accordance with Section 18- 209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

JONSSON COMMUNICATIONS CORPORATION, a California corporation

By:	/s/ Jillian Harrison
Jillian Harrison Assistant Secretary

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CERTIFICATE OF MERGER
OF
UNISON WIRELESS, INC.
(a Delaware corporation),

CLEARWIRE TECHNOLOGIES, INC.
(a Delaware corporation),,

CLEARWIRE SPECTRUM CORP.
(a Delaware corporation),

AND

CLEARWIRE COMMUNICATIONS, INC.
(a Delaware corporation)

INTO

FIXED WIRELESS HOLDINGS, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name:	Jurisdiction
Unison Wireless, Inc.	Delaware
Clearwire Technologies, Inc.	Delaware
Clearwire Spectrum Corp.	Delaware
Clearwire Communications, Inc.	Delaware
Fixed Wireless Holdings, LLC	Delaware

SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Unison Wireless, Inc., Clearwire Technologies, Inc., Clearwire Spectrum Corp., Clearwire Communications, Inc. and Fixed Wireless Holdings, LLC in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act and Section 264 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings, LLC.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of November 30, 2007 and is being filed in accordance with Section 18-209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

STATE OF CALIFORNIA
SECRETARY OF STATE
CERTIFICATE OF MERGER

(Corporations Code sections 1113(g), 6019.1, 8019.1, 9640,
12540.1, 1578.4, 16915(b) and 17552)

1. NAME OF SURVIVING ENTITY	2. TYPE OF ENTITY	3. CA SECRETARY OF STATE FILE NUMBER	4. JURISDICTION
Fixed Wireless Holdings, LLC	LLC	N/A	Delaware
5. NAME OF DISAPPEARING ENTITY	6, TYPE OF ENTITY	7, CA SECRETARY OF STATE FILE NUMBER	8. JURISDICTION
Jonsson Communications Corporation	Corporation	C0841340	California

12.         IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SE TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

PRINCIPAL ADDRESS OF SURVIVING ENTITY	CITY AND STATE	ZIP CODE
4400 Carillon Point	Kirkland, WA	98033

14.          Statutory or other basis under which a foreign other business entity is authorized to effect the merger.

Delaware Limited Liability Act, Section 18-209

17.          I certify under penalty of perjury under the laws of the State of California that the foregoing is true and correct of my own knowledge. I declare that I am the person who executed this instrument, which execution is my act and deed.

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY

By:	/s/ Jillian Harrison
Jillian Harrison, Assistant Secretary 11/30/07

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY

By:	/s/ Jillian Harrison
Jillian Harrison, Assistant Secretary 11/30/07

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY

By:	/s/ Broady Hodder
Broady Hodder, VP & General Counsel 11/30/07

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY

By:	/s/ Broady Hodder
Broady Hodder, VP & General Counsel 11/30/07

CERTIFICATE OF MERGER
OF
UNISON WIRELESS, INC.
(a Delaware corporation),

CLEARWIRE TECHNOLOGIES, INC.
( Delaware corporation),,

CLEARWIRE SPECTRUM CORP.
(a Delaware corporation),

AND

CLEARWIRE COMMUNICATIONS, INC.
(a Delaware corporation)

INTO

FIXED WIRELESS HOLDINGS, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name	Jurisdiction
Unison Wireless, Inc.	Delaware
Clearwire Technologies, Inc.	Delaware
Clearwire Spectrum Corp.	Delaware
Clearwire Communications, Inc.	Delaware
Fixed ‘Wireless Holdings, LLC	Delaware

SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Unison Wireless, Inc., Clearwire Technologies, Inc., Clearwire Spectrum Corp., Clearwire Communications, Inc. and Fixed Wireless Holdings, LLC in accordance with the •provisions of Section 18.209 of the Delaware Limited Liability Company Act and Section 264 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings, LLC.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of November 30, 2007 and is being filed in accordance with Section 18-209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CERTIFICATE OF MERGER OF
JONSSON COMMUNICATIONS CORPORATION
(a California corporation)
INTO
FIXED WIRELESS HOLDINGS, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name	Jurisdiction
Jonsson Communications Corporation	California
Fixed Wireless Holdings, LLC	Delaware

 SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Jonsson Communications Corporation and Fixed Wireless Holdings, LLC in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act and Section 1101 of the California General Corporate Law.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings, LLC.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of the 30th day of November, 2007 and is being filed in accordance with Section 18- 209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

JONSSON COMMUNICATIONS CORPORATION, a California corporation

By:	/s/ Jillian Harrison
Jillian Harrison Assistant Secretary

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CERTIFICATE OF MERGER
OF
CRAIG WIRELESS HONOLULU, INC.
(a Hawaii corporation)
INTO
FIXED WIRELESS HOLDING$, LLC
(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities which are to merge are as follows:

Name	Jurisdiction
Craig Wireless Honolulu, Inc.	Hawaii
Fixed Wireless Holdings, LLC	Delaware

SECOND: That an Agreement and Plan of Merger (the “Merger Agreement”) between the parties to the merger has been approved and executed by Craig Wireless Honolulu, Inc. and Fixed Wireless Holdings, LLC in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act and Section 414-311 of the Hawaii Business Corporation Act.

THIRD: The name of the surviving limited liability company is Fixed Wireless Holdings, LLC.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Fixed Wireless Holdings, LLC, the surviving limited liability company, the address of which is 4400 Carillon Point, Kirkland, Washington 98033.

FIFTH: That a copy of the Merger Agreement will be furnished by Fixed Wireless Holdings, LLC, the surviving limited liability company, on request and without cost, to any member of Fixed Wireless Holdings, LLC or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed and is effective as of the 30th day of November, 2007, and is being filed in accordance with Section 18- 209 of the Delaware Limited Liability Company Act by an authorized person of the surviving limited liability company in the merger.

FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
335 Merchant Street
Mailing Address: P.O. Box 40, Honolulu, Hawaii 888100
Phone No. (808) 386-2727

ARTICLES OF MERGER
(Section 414-315, 414D-203, 425-204, 425E-1107, 428-905, Hawaii Revised Statutes)

The undersigned, certify as follows:

1.            The name and state of formation of the entities proposing to merge (including the survivor) are:
(1)          Craig Wireless Honolulu, Inc., a Profit Corp. formed under the laws of the state of Hawaii.
(2)          Fixed Wireless Holding, LLC, a LLC formed under the laws of Delaware.

2.            The name, state of formation and address of the surviving entity is:

Fixed Wireless Holdings, LLC, 4400 Carillon Point, Kirkland, WA 98033

3.            The Plan of Merger has been approved in accordance with the applicable of laws of each entity that is a party to this merger.

4.            The organizing articles of the surviving entity shall not be amended pursuant to this merger.

5.            All entities parties to this merger agree:

a.
That the surviving entity may be served with process in this State in any action of proceeding for the enforcement of any liability or obligation of any entity previously subject to suit in this State which is to merge, an irrevocably appoints the following as it agent to accept service of process in any such proceeding.

CSC Services of Hawaii	Hawaii
(Name of Agent)	(State)

1001 Bishop Street, Suite 1600, Pauahl Tower, Honolulu, HI 96813
(Street Address in Hawaii of Agent)

b.	For the enforcement of the right of any dissenting member, shareholder, or partner to receive payment for their interest against the surviving entity.

6.            The merger is effective on the date and time of filing the Articles of Merger or at a later date and time, no more than 30 days after the filing, if so stated. Check one of the following statements:
Merger is effective on the date and time of filing the Article of Merger.

We certify under the penalties of Section 414-20, 414D-12, 4-13, 425-172 425E-208, and 425-1302, Hawaii Revised Statutes, as applicable that we have read the above statement and that the same are true and correct,

November 30, 2007

FIXED WIRELESS HOLDINGS, LLC

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel

CRAIG WIRELESS HONOLULU, INC.

By:	/s/ Broady Hodder
Broady Hodder VP & General Counsel